UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 11, 2006
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 11, 2006, Moody's Investors Service ("Moody's") took, among other actions, the following actions with regard to the credit ratings assigned to Ford Motor Company ("Ford") and to Ford Motor Credit Company ("Ford Credit"):

•	Lowered Ford's long-term debt rating to Ba3 from Ba1;

•	Lowered Ford Credit's long-term debt rating to Ba2 from Baa3, and Ford Credit's short-term debt rating to Not Prime from Prime-3; and

•	Maintained a Negative outlook for Ford and Ford Credit.

Accordingly, the following chart summarizes the present credit ratings and outlook for Ford and Ford Credit assigned by the four nationally recognized statistical rating organizations that rate Ford's and Ford Credit's debt:

	DBRS			Fitch			Moody's			S&P
	Long- Term	Short- Term	Trend	Long-Term	Short-Term	Outlook	Long-Term	Short-Term	Outlook	Long-Term	Short-Term	Outlook
Ford	BB (high)*	R-3 (high)*	Negative	BB+	B	Negative	Ba3	N/A	Negative	BB-	B-2	Negative
Ford Credit	BBB (low)*	R-2 (low)*	Negative	BB+	B	Negative	Ba2	Not Prime	Negative	BB-	B-2	Negative
__________

* Placed under review with negative implications on December 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: January 12, 2006	By:	/s/Kathryn S. Lamping
Kathryn S. Lamping
Assistant Secretary